                    NEXT GENERATION TECHNOLOGY HOLDINGS, INC.

                                                           FOR IMMEDIATE RELEASE

PRESS RELEASE

Carl Pahapill, CA                               Don Schmitt
President & Chief Executive Officer             President & Chief Executive Officer
HealthyConnect.com, Inc.                        Next Generation Technology Holdings
Tel:  905-306-9671, ext. 224                    Tel: 513-702-6523
Email:  cpahapill@healthyconnect.com            Email: dschmitt@fuse.net

NEXT GENERATION  TECHNOLOGY  HOLDINGS,  INC. SIGNS A MERGER AGREEMENT TO ACQUIRE
HEALTHYCONNECT

New York,  New York - Toronto,  Canada - September  26,  2001 - Next  Generation
Technology Holdings, Inc. (NGTH:NASDAQ - OTCBB) and HealthyConnect.com,  Inc., a
privately  held  corporation,  are pleased to  announce  that they have signed a merger agreement (the "Merger") whereby NGTH will acquire all of the outstanding securities of HCCI,  in exchange for the issuance of 4,500,000  shares of Common
Stock of NGTH. HCCI will merge with and into Next Generation  Acquisition  Corp.
("NGAC"), a wholly owned subsidiary of NGTH, with NGAC as the surviving entity.

Mr.  Donald C.  Schmitt,  Chairman  of NGTH,  said "We are very  excited to have entered into this agreement to acquire such an interesting and growing business.
HCCI products offer the medical  community a unique and simple  solution to some of their most complex management and communication problems."

Mr. Carl Pahapill, CA, President & CEO of HCCI said  "HealthyConnect's  business strategy is to partner with client hospitals to build web-based  patient,  staff and provider channel  management tools that create  competitive  advantage.  Our proprietary  suite of e-health tools and our experience in the medical  services management  industry  will drive our success in  capturing  market  share in the global multi-billion dollar E-Health industry.  Since  HealthyConnect's suite of product  launch in July 2000,  client  footprints  have been  established in New
York, New Hampshire, New Jersey,  Illinois,  Ontario Canada and Osaka Japan. Our
merger with NGTH provides  financial  resources for our North  American coast to coast marketing roll-out strategy."

The Merger has been unanimously  approved by the Board of Directors of both NGTH and HCCI and has been approved by the  affirmative  vote of a majority of all of the shares of Common  Stock of HCCI.  It is  expected  that the  Merger  will be completed  by no  later  than  October  9th,  2001,  assuming  that  all  of the conditions  to the  closing of the Merger  are met to the  satisfaction  of both parties.  There can be no assurance  that all of the  conditions  will be met or that the Merger will be consummated.

HCCI,  founded in 1999 by Med-Emerg  International  Inc. (NASDAQ:  MDER.OB) is a
hospital targeted communication  information technology company with proprietary web

based medical management  software and change management  expertise with its corporate  office in  Toronto,  Canada and its  technical  sales and  technology development  office in Boston,  Massachusetts.  HCCI's  software  suite includes
WebKit,  a  web  flow  management  backbone  offering  distributed  content  and authoring systems to multi-facility hospital corporations,  allowing individuals with  little  or  no  programming  experience  to  manage  multi-department  and facilities Internet and intranet environments.  Leading United States hospitals, including  Newton-Wellesley Hospital of the Harvard Partners Medical Group, have built their Web  infrastructure  using  HCCI's  WebKit.  In Canada,  the Ontario
Hospital  Association  (representing its province-wide  membership) has selected
WebKit as the Ontario Hospital  Association's private label brand Web engine. In addition,  WebKit has been  selected  by NEC  Corporation  of Japan for  private labeling and Japanese-wide  sales and distribution to the NEC Healthcare network of hospitals.

                                    # # # # #

This press release  contains  forward-looking  statements  within the meaning of
Section 27A of the  Securities Act of 1933, as amended (the  "Securities  Act"), and  Section  21E of the  Securities  Exchange  Act of  1934,  as  amended  (the
"Exchange  Act").  Such  forward-looking  statements  involve  known and unknown risks,  uncertainties  and other  factors  which may cause the  actual  results, performance  or  achievements  of NGTH to be  materially  different  from  those expressed or implied by such forward-looking statements.  Although NGTH believes that the assumptions underlying the forward-looking  statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the  forward-looking  statements  included  herein will prove to be accurate. In light of the significant  uncertainties inherent in the forward-looking  statements  included herein,  the inclusion of such information should not be regarded as a representation  by NGTH or any other person that the objectives and plans of NGTH will be achieved.